SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                            December 21, 2001
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                    (Date of earliest event reported)



                         Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)



    Pennsylvania                   0-27942                      23-2828883
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(State or other jurisdiction (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                 19401
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(Address of principal executive offices)                       (Zip Code)



                               (610) 251-1600
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            (Registrant's telephone number, including area code)



                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)






Item 5.  Other Events

    On December 21, 2001, Commonwealth Bancorp, Inc. (the "Company") announced that it had completed its previously announced program to repurchase 500,000 shares of its outstanding common stock. The Company also announced that James D. Danella has been appointed to its Board of Directors. For additional information, reference is made to the press releases, dated December 21, 2001, which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits.

         99.1      Press Release dated December 21, 2001

         99.2      Press Release dated December 21, 2001





















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COMMONWEALTH BANCORP, INC.



Date: December 26,  2001               By:  /s/Charles M. Johnston
                                            -------------------------
                                            Charles M. Johnston
                                            Chief Financial Officer

























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